Exhibit 99.2

Assurant, Inc. (AIZ)

Additional Financial Disclosure for the Assurant Solutions Segment

ASSURANT, INC. AND SUBSIDIARIES

ADDITIONAL FINANCIAL DISCLOSURE FOR THE

ASSURANT SOLUTIONS SEGMENT

INDEX
Page:
REGULATION G – NON GAAP MEASURES	1
SEGMENTED CONDENSED BALANCE SHEETS (unaudited)	2
RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	3
CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	4
CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	5
DISCLOSED ITEMS SUMMARY	13

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other markets. The four key business segments – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit insurance; warranties and extended services contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.

The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, including, but not limited to our 10-K, as filed with the SEC.

Regulation G – Non GAAP Measures

Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

At December 31, 2006 and December 31, 2005

(Unaudited)

	At December 31, 2006
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$6,875,585	$1,473,357	$1,150,679	$2,569,710	$1,347,486	$13,416,817
Reinsurance recoverables	721,134	290,653	5,239	22,872	2,875,074	3,914,972
Deferred acquisition costs	2,168,708	148,635	53,059	27,504	—	2,397,906
Goodwill	—	—	—	—	790,519	790,519
Assets held in separate accounts	255,784	—	—	—	3,042,759	3,298,543
Other assets	615,941	277,028	69,131	186,251	198,040	1,346,391

Total assets	10,637,152	2,189,673	1,278,108	2,806,337	8,253,878	25,165,148

Liabilities
Policyholder benefits and claims payable	4,253,205	278,664	556,726	1,936,662	3,153,252	10,178,509
Unearned premiums	3,431,658	820,533	119,934	12,694	45,074	4,429,893
Debt	—	—	—	—	971,774	971,774
Mandatorily redeemable preferred stock	—	—	—	—	22,160	22,160
Liabilities related to separate accounts	255,784	—	—	—	3,042,759	3,298,543
Accounts payable and other liabilities	1,131,710	337,563	184,683	241,369	536,347	2,431,672

Total liabilities	9,072,357	1,436,760	861,343	2,190,725	7,771,366	21,332,551
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,564,795	752,913	416,765	615,612	394,448	3,744,533
Accumulated other comprehensive income	—	—	—	—	88,064	88,064

Total stockholders’ equity	1,564,795	752,913	416,765	615,612	482,512	3,832,597

Total liabilities and stockholders’ equity	$10,637,152	$2,189,673	$1,278,108	$2,806,337	$8,253,878	$25,165,148

	At December 31, 2005
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$6,962,324	$1,125,980	$1,246,798	$2,714,308	$1,321,982	$13,371,392
Reinsurance recoverables	812,466	816,533	5,527	23,193	2,790,091	4,447,810
Deferred acquisition costs	1,784,366	132,456	76,593	28,893	—	2,022,308
Goodwill	—	—	—	—	804,864	804,864
Assets held in separate accounts	246,859	—	—	—	3,225,576	3,472,435
Other assets	651,100	187,933	123,960	132,077	151,574	1,246,644

Total assets	10,457,115	2,262,902	1,452,878	2,898,471	8,294,087	25,365,453

Liabilities
Policyholder benefits and claims payable	4,241,237	670,999	603,807	1,926,396	3,097,638	10,540,077
Unearned premiums	2,970,104	700,184	121,959	12,480	46,887	3,851,614
Debt	—	—	—	—	971,690	971,690
Mandatorily redeemable preferred stock	—	—	—	—	24,160	24,160
Liabilities related to separate accounts	246,859	—	—	—	3,225,576	3,472,435
Accounts payable and other liabilities	1,422,739	367,316	247,548	349,347	418,968	2,805,918

Total liabilities	8,880,939	1,738,499	973,314	2,288,223	7,784,919	21,665,894
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,576,176	524,403	479,564	610,248	289,669	3,480,060
Accumulated other comprehensive income	—	—	—	—	219,499	219,499

Total stockholders’ equity	1,576,176	524,403	479,564	610,248	509,168	3,699,559

Total liabilities and stockholders’ equity	$10,457,115	$2,262,902	$1,452,878	$2,898,471	$8,294,087	$25,365,453

(1)	Corporate and Other segment includes Accumulated Other Comprehensive Income, Reinsurance Recoverables related to the disposal of FFG and LTC businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.’s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

($ in thousands, net of tax)	For the Three Months Ended								For the Year Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2006	December 31, 2005
Assurant Solutions	$39,810	$41,707	$37,148	$39,747	$35,382	$31,939	$42,392	$23,434	$158,412	$133,147
Assurant Specialty Property	63,956	53,445	59,276	64,444	39,037	31,685	34,213	38,292	241,121	143,227
Assurant Health	36,960	44,847	41,016	45,096	33,297	45,718	49,367	49,673	167,919	178,055
Assurant Employee Benefits	19,428	24,400	20,590	19,185	19,329	22,846	9,812	16,379	83,603	68,366
Corporate and other	(19,908)	(7,535)	(4,930)	(439)	20,701	(4,289)	(3,314)	(10,417)	(32,812)	2,681
Amortization of deferred gains on disposal of businesses	5,861	6,128	6,514	5,741	4,651	7,609	7,660	7,711	24,244	27,631
Interest expense	(9,949)	(9,950)	(9,955)	(9,955)	(9,955)	(9,955)	(9,954)	(9,954)	(39,809)	(39,818)

Net operating income	136,158	153,042	149,659	163,819	142,442	125,553	130,176	115,118	602,678	513,289
Adjustments:
Net realized gains (losses) on investments, excluding gain	75,868	(1,739)	1,477	(2,894)	(5,396)	9,794	2,651	320	72,712	7,369
Assurant Solutions legal settlement	40,481	—	—	—	—	—	—	—	40,481	—
Excess of loss reinsurance program (1995-1997)	—	—	—	—	—	(35,060)	(5,203)	—	—	(40,263)
Expenses directly related to the secondary public offering	—	—	—	—	—	—	—	(1,040)	—	(1,040)

Net income before cumulative effect of change in accounting principle	252,507	151,303	151,136	160,925	137,046	100,287	127,624	114,398	715,871	479,355
Cumulative effect of change in accounting principle	—	—	—	1,547	—	—	—	—	1,547	—

Net income	$252,507	$151,303	$151,136	$162,472	$137,046	$100,287	$127,624	$114,398	$717,418	$479,355

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

($ in thousands)	For the Three Months Ended								For the Year Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2006	December 31, 2005
Revenues:
Net earned premiums and other considerations	$1,768,160	$1,717,640	$1,685,322	$1,672,653	$1,644,477	$1,621,186	$1,623,239	$1,631,894	$6,843,775	$6,520,796
Net investment income	183,014	180,672	180,438	192,562	170,864	175,175	177,018	164,200	736,686	687,257
Net realized gains (losses) on investments	116,720	(2,675)	2,272	(4,452)	(8,301)	11,965	4,079	492	111,865	8,235
Amortization of deferred gain on disposal of businesses	9,017	9,428	10,022	8,833	7,155	11,706	11,784	11,863	37,300	42,508
Fees and other income*	130,722	79,014	71,036	60,186	67,382	59,409	58,183	53,905	340,958	238,879

	2,207,633	1,984,079	1,949,090	1,929,782	1,881,577	1,879,441	1,874,303	1,862,354	8,070,584	7,497,675

Benefits, losses and expenses:
Policyholder benefits	886,747	888,317	874,204	889,679	869,678	970,596	924,011	943,524	3,538,947	3,707,809
Selling, underwriting, general and administrative expenses	915,398	849,414	827,408	782,432	847,172	752,156	746,879	726,793	3,374,652	3,073,000
Interest expense	15,306	15,307	15,315	15,315	15,315	15,315	15,314	15,314	61,243	61,258

	1,817,451	1,753,038	1,716,927	1,687,426	1,732,165	1,738,067	1,686,204	1,685,631	6,974,842	6,842,067

Income before income taxes and cumulative effect of change in accounting principle	390,182	231,041	232,163	242,356	149,412	141,374	188,099	176,723	1,095,742	655,608
Income taxes	137,675	79,738	81,027	81,431	12,366	41,087	60,475	62,325	379,871	176,253

Net income before cumulative effect of change in accounting principle	252,507	151,303	151,136	160,925	137,046	100,287	127,624	114,398	715,871	479,355
Cumulative effect of change in accounting principle	—	—	—	1,547	—	—	—	—	1,547	—

Net income	$252,507	$151,303	$151,136	$162,472	$137,046	$100,287	$127,624	$114,398	$717,418	$479,355

Share repurchase program:
Shares repurchased	1,826,416	3,081,000	2,140,000	1,416,800	2,014,468	3,910,926	2,797,500	710,000	8,464,216	9,432,894
Average repurchase price per share	$54.45	$50.34	$48.43	$45.17	$38.00	$37.38	$34.32	$34.16	$49.88	$36.36
Repurchase price	$99,444	$155,109	$103,630	$64,001	$76,551	$146,181	$96,006	$24,252	$422,184	$342,990
AIZ Closing stock price (NYSE)	$55.25	$53.41	$48.40	$49.25	$43.49	$38.06	$36.10	$33.70	$53.41	$43.49
Investment yield (1)	5.73%	5.66%	5.83%	5.75%	5.54%	5.71%	5.63%	5.51%	5.67%	5.54%
Real estate investment income (1)	$614	$3,229	$—	$14,735	$—	$3,156	$9,409	$—	$18,578	$12,565

(1)	Investment yield excludes investment income from real estate partnerships.
*	The three months ended and year ended December 31, 2006 includes $62,278 related to a legal settlement in Assurant Solutions. See page 5.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

($ in thousands)	For the Three Months Ended								For the Year Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2006	December 31, 2005
Revenues:
Net earned premiums and other considerations	$617,798	$591,237	$592,182	$570,388	$573,880	$556,084	$554,829	$535,352	$2,371,605	$2,220,145
Net investment income	99,852	96,625	98,951	97,082	93,192	92,070	100,107	86,196	392,510	371,565
Fees and other income*	38,516	47,262	39,525	34,170	41,004	32,063	30,574	29,089	159,473	132,730

	756,166	735,124	730,658	701,640	708,076	680,217	685,510	650,637	2,923,588	2,724,440

Benefits, losses and expenses:
Policyholder benefits	252,296	250,886	247,208	248,380	246,585	271,357	269,284	259,674	998,770	1,046,900
Selling, underwriting, general and administrative expenses	446,185	424,284	424,429	394,878	406,259	360,947	353,299	357,000	1,689,776	1,477,505

	698,481	675,170	671,637	643,258	652,844	632,304	622,583	616,674	2,688,546	2,524,405

Income before income taxes	57,685	59,954	59,021	58,382	55,232	47,913	62,927	33,963	235,042	200,035
Income taxes*	17,875	18,247	21,873	18,635	19,850	15,974	20,535	10,529	76,630	66,888

Net operating income*	$39,810	$41,707	$37,148	$39,747	$35,382	$31,939	$42,392	$23,434	$158,412	$133,147

Net earned premiums and other considerations:
Domestic:
Credit	$86,185	$88,470	$98,206	$95,851	$100,216	$84,516	$85,287	$81,320	$368,712	$351,339
Service contracts	278,691	255,962	256,135	249,982	226,433	204,147	204,876	200,369	1,040,770	835,825
Other	19,791	18,034	19,759	23,699	31,228	36,968	41,318	44,979	81,283	154,493

Total Domestic	384,667	362,466	374,100	369,532	357,877	325,631	331,481	326,668	1,490,765	1,341,657

International:
Credit	104,288	104,372	97,612	88,210	95,481	79,288	91,234	73,224	394,482	339,227
Service contracts	41,449	18,868	24,416	14,761	11,905	9,983	10,977	8,141	99,494	41,006
Other	15,158	24,327	13,311	13,933	17,122	13,735	(4,701)	6,120	66,729	32,276

Total International	160,895	147,567	135,339	116,904	124,508	103,006	97,510	87,485	560,705	412,509

Preneed	72,236	81,204	82,743	83,952	91,495	127,447	125,838	121,199	320,135	465,979

Total	$617,798	$591,237	$592,182	$570,388	$573,880	$556,084	$554,829	$535,352	$2,371,605	$2,220,145

Fee income:
Domestic:
Debt protection	$13,523	$13,698	$13,750	$13,082	$15,080	$11,467	$12,985	$11,888	$54,053	$51,420
Service contracts	15,872	23,556	14,432	12,567	16,982	11,047	9,785	8,709	66,427	46,523
Other	4,092	4,884	4,796	4,022	4,363	4,509	5,251	4,870	17,794	18,993

Total Domestic	33,487	42,138	32,978	29,671	36,425	27,023	28,021	25,467	138,274	116,936

International	4,433	4,069	4,165	4,276	3,992	3,117	2,750	2,443	16,943	12,302
Preneed	596	1,055	2,382	223	587	1,923	(197)	1,179	4,256	3,492

Total	$38,516	$47,262	$39,525	$34,170	$41,004	$32,063	$30,574	$29,089	$159,473	$132,730

*	For supplemental purposes, segment net operating income for the three months and year ended December 31, 2006 excludes $62,278 of fees and other income and related tax expense of $21,797 resulting from a third-party legal settlement. These amounts are included in the Consolidated Statements of Operations for the three months and year ended December 31, 2006 in this disclosure (see Page 4). In compliance with GAAP standards and SEC reporting requirements, the impact of this legal settlement is included in the Assurant Solutions segment statements of operations in Assurant, Inc.’s annual report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

($ in thousands)	For the Three Months Ended								For the Year Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2006	December 31, 2005
Gross written premiums (1):
Domestic:
Credit	$179,255	$184,120	$182,489	$168,927	$199,082	$182,999	$194,667	$190,718	$714,791	$767,466
Service contracts	468,820	398,170	378,636	354,962	395,520	376,934	322,625	319,450	1,600,588	1,414,529
Other	26,905	25,851	24,335	31,478	41,700	47,168	51,154	52,834	108,569	192,856

Total Domestic	674,980	608,141	585,460	555,367	636,302	607,101	568,446	563,002	2,423,948	2,374,851

International:
Credit	184,448	175,417	159,208	161,024	160,858	166,413	157,449	162,747	680,097	647,467
Service contracts	112,893	91,407	71,330	66,256	86,674	62,669	50,593	47,570	341,886	247,506
Other	10,048	11,353	11,817	11,437	21,992	22,676	26,887	34,407	44,655	105,962

Total International	307,389	278,177	242,355	238,717	269,524	251,758	234,929	244,724	1,066,638	1,000,935

Total	$982,369	$886,318	$827,815	$794,084	$905,826	$858,859	$803,375	$807,726	$3,490,586	$3,375,786

Preneed (face sales)	$84,246	$105,031	$120,545	$123,688	$123,202	$141,786	$144,508	$133,019	$433,510	$542,515

Combined ratios (a):
Domestic	100.1%	98.4%	99.1%	100.0%	96.0%	101.6%	98.6%	103.8%	99.4%	99.9%
International	99.3%	101.7%	100.0%	95.2%	103.4%	98.5%	99.1%	96.3%	99.2%	99.7%

Preneed yield (2)	6.36%	6.21%	6.35%	6.32%	6.35%	6.41%	6.16%	6.23%	6.42%	6.35%
Preneed average invested assets	$3,600,069	$3,644,564	$3,565,666	$3,468,298	$3,461,114	$3,465,772	$3,449,655	$3,403,333	$3,509,475	$3,414,937

Investment yield (2)*	5.93%	5.67%	N/A	N/A	N/A	N/A	N/A	N/A	5.84%	N/A

Real estate investment income (2)	$276	$1,453	$—	$2,506	$—	$—	$9,409	$—	$4,235	$9,409

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.
(1)	Historical domestic service contract gross written premiums have been increased to reflect addiitonal products, including vehicle service contracts, and “Other” has been added to reflect emerging products and run-off lines of business.
(2)	Investment yield excludes investment income from real estate partnerships.
*	Segment balance sheets as of March 31, 2006, September 30, 2005, June 30, 2005 and March 31, 2005 are not available. Therefore, investment yields are not available.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

($ in thousands)	For the Three Months Ended								For the Year Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2006	December 31, 2005
Revenues:
Net earned premiums and other considerations	$350,946	$313,644	$290,972	$252,749	$230,684	$219,374	$207,696	$201,094	$1,208,311	$858,848
Net investment income	20,204	19,584	17,923	16,790	15,481	16,648	14,843	14,981	74,501	61,953
Fees and other income	13,050	13,329	13,587	9,458	9,948	9,850	10,168	8,193	49,424	38,159

	384,200	346,557	322,482	278,997	256,113	245,872	232,707	224,268	1,332,236	958,960

Benefits, losses and expenses:
Policyholder benefits	112,409	115,379	110,474	70,459	77,762	96,707	72,294	70,744	408,721	317,507
Selling, underwriting, general and administrative expenses	173,454	148,540	122,369	109,089	118,811	100,838	108,230	95,120	553,452	422,999

	285,863	263,919	232,843	179,548	196,573	197,545	180,524	165,864	962,173	740,506

Income before income taxes	98,337	82,638	89,639	99,449	59,540	48,327	52,183	58,404	370,063	218,454
Income taxes	34,381	29,193	30,363	35,005	20,503	16,642	17,970	20,112	128,942	75,227

Net operating income	$63,956	$53,445	$59,276	$64,444	$39,037	$31,685	$34,213	$38,292	$241,121	$143,227

Net Earned Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$233,181	$198,733	$178,363	$142,892	$118,070	$114,965	$107,219	$103,272	$753,169	$443,526
Manufactured Housing (Creditor Placed & Voluntary)	51,774	52,535	54,184	55,968	57,957	52,699	53,252	53,516	214,461	217,424
Other	65,991	62,376	58,425	53,889	54,657	51,710	47,225	44,306	240,681	197,898

Total	$350,946	$313,644	$290,972	$252,749	$230,684	$219,374	$207,696	$201,094	$1,208,311	$858,848

Gross Written Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$330,882	$271,632	$247,538	$184,096	$219,423	$190,975	$150,359	$136,894	$1,034,148	$697,651
Manufactured Housing (Creditor Placed & Voluntary)	73,590	82,401	80,981	69,610	80,616	81,818	80,094	69,264	306,582	311,792
Other	121,711	130,820	127,555	101,386	111,173	105,733	110,819	93,066	481,472	420,791

Total	$526,183	$484,853	$456,074	$355,092	$411,212	$378,526	$341,272	$299,224	$1,822,202	$1,430,234

Ratios:
Loss ratio (a)	32.0%	36.8%	38.0%	27.9%	33.7%	44.1%	34.8%	35.2%	33.8%	37.0%
Expense ratio (b)	47.7%	45.4%	40.2%	41.6%	49.4%	44.0%	49.7%	45.4%	44.0%	47.2%
Combined ratio (c)	78.5%	80.7%	76.5%	68.5%	81.7%	86.2%	82.9%	79.3%	76.5%	82.6%

Investment yield (1)*	5.54%	5.62%	N/A	N/A	N/A	N/A	N/A	N/A	5.73%	N/A

Real estate investment income (1)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.
*	Segment balance sheets as of March 31, 2006, September 30, 2005, June 30, 2005 and March 31, 2005 are not available. Therefore, investment yields are not available.

Assurant Health

Condensed Statements of Operations

(Unaudited)

($ in thousands)	For the Three Months Ended								For the Year Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2006	December 31, 2005
Revenues:
Net earned premiums and other considerations	$519,438	$521,527	$519,587	$523,405	$531,345	$538,800	$544,294	$549,526	$2,083,957	$2,163,965
Net investment income	16,415	17,689	17,110	24,001	16,474	17,707	17,170	17,705	75,215	69,056
Fees and other income	10,549	11,035	10,250	9,726	9,323	10,420	10,270	10,331	41,560	40,344

	546,402	550,251	546,947	557,132	557,142	566,927	571,734	577,562	2,200,732	2,273,365

Benefits, losses and expenses:
Policyholder benefits	328,769	325,325	321,322	325,401	329,793	336,362	333,101	345,368	1,300,817	1,344,624
Selling, underwriting, general and administrative expenses	160,411	155,186	163,019	162,712	176,626	161,125	163,385	156,763	641,328	657,899

	489,180	480,511	484,341	488,113	506,419	497,487	496,486	502,131	1,942,145	2,002,523

Income before income taxes	57,222	69,740	62,606	69,019	50,723	69,440	75,248	75,431	258,587	270,842
Income taxes	20,262	24,893	21,590	23,923	17,426	23,722	25,881	25,758	90,668	92,787

Net operating income	$36,960	$44,847	$41,016	$45,096	$33,297	$45,718	$49,367	$49,673	$167,919	$178,055

Net earned premiums and other considerations:
Individual:
Individual medical	$310,826	$305,246	$300,267	$297,338	$295,322	$291,817	$290,047	$287,312	$1,213,677	$1,164,498
Short-term medical	24,125	26,839	25,489	25,001	26,664	30,257	28,115	25,876	101,454	110,912

Subtotal	334,951	332,085	325,756	322,339	321,986	322,074	318,162	313,188	1,315,131	1,275,410
Small employer group	184,487	189,442	193,831	201,066	209,359	216,726	226,132	236,338	768,826	888,555

Total	$519,438	$521,527	$519,587	$523,405	$531,345	$538,800	$544,294	$549,526	$2,083,957	$2,163,965

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

($ in thousands)	For the Three Months Ended								For the Year Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2006	December 31, 2005
Sales (Annualized issued premiums):
Individual:
Individual medical	$88,154	$90,271	$76,616	$76,192	$71,745	$69,343	$68,137	$76,389	$331,233	$285,614
Short-term medical *	29,078	34,841	33,612	35,014	31,102	40,129	38,110	35,135	132,545	144,476

Subtotal	117,232	125,112	110,228	111,206	102,847	109,472	106,247	111,524	463,778	430,090
Small employer group	28,652	33,336	32,527	34,573	36,466	36,224	41,211	45,486	129,088	159,387

Total	$145,884	$158,448	$142,755	$145,779	$139,313	$145,696	$147,458	$157,010	$592,866	$589,477

Membership by product line:
Individual:
Individual medical	641	639	632	636	644	647	662	671	641	644
Short-term medical	87	99	105	100	102	122	129	116	87	102

Subtotal	728	738	737	736	746	769	791	787	728	746
Small employer group	207	216	226	239	255	267	287	308	207	255

Total	935	954	963	975	1,001	1,036	1,078	1,095	935	1,001

Ratios:
Loss ratio (a)	63.3%	62.4%	61.8%	62.2%	62.1%	62.4%	61.2%	62.8%	62.4%	62.1%
Expense ratio (b)	30.3%	29.1%	30.8%	30.5%	32.7%	29.3%	29.5%	28.0%	30.2%	29.8%
Combined ratio (c)	92.3%	90.2%	91.4%	91.6%	93.7%	90.6%	89.5%	89.7%	91.4%	90.8%

Investment yield (1)	5.69%	5.76%	5.83%	5.70%	5.57%	5.48%	5.23%	5.44%	5.91%	5.61%

Real estate investment income (1)	$123	$646	$—	$7,372	$—	$596	$—	$—	$8,141	$596

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.
*	Historical short-term medical sales have been increased to reflect a refinement in the calculation of the premium we anticipate to receive on monthly paid policies.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

($ in thousands)	For the Three Months Ended								For the Year Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2006	December 31, 2005
Revenues:
Net earned premiums and other considerations	$279,978	$291,232	$282,581	$326,111	$308,568	$306,928	$316,420	$345,922	$1,179,902	$1,277,838
Net investment income	39,049	39,893	38,744	40,839	38,754	41,878	38,274	37,983	158,525	156,889
Fees and other income	6,477	6,685	7,547	6,832	6,056	6,976	6,993	6,189	27,541	26,214

	325,504	337,810	328,872	373,782	353,378	355,782	361,687	390,094	1,365,968	1,460,941

Benefits, losses and expenses:
Policyholder benefits	193,273	196,727	195,195	245,439	215,538	212,022	241,537	267,738	830,634	936,835
Selling, underwriting, general and administrative expenses	102,353	103,726	101,827	99,114	108,095	108,403	105,027	97,017	407,020	418,542

	295,626	300,453	297,022	344,553	323,633	320,425	346,564	364,755	1,237,654	1,355,377

Income before income taxes	29,878	37,357	31,850	29,229	29,745	35,357	15,123	25,339	128,314	105,564
Income taxes	10,450	12,957	11,260	10,044	10,416	12,511	5,311	8,960	44,711	37,198

Net operating income	$19,428	$24,400	$20,590	$19,185	$19,329	$22,846	$9,812	$16,379	$83,603	$68,366

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$104,448	$104,367	$108,010	$111,393	$121,444	$124,780	$128,323	$128,242	$428,218	$502,789
Group disability single premiums for closed blocks	—	12,393	—	33,920	—	—	—	26,700	46,313	26,700
All other group disability	119,812	119,679	119,847	121,586	123,390	118,595	123,078	124,777	480,924	489,840
Group life	55,718	54,793	54,724	59,212	63,734	63,553	65,019	66,203	224,447	258,509

Total	$279,978	$291,232	$282,581	$326,111	$308,568	$306,928	$316,420	$345,922	$1,179,902	$1,277,838

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

($ in thousands)	For the Three Months Ended								For the Year Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2006	December 31, 2005
Sales:
Group dental	$17,119	$20,678	$12,843	$26,979	$17,316	$21,588	$18,187	$41,757	$77,619	$98,848
Group disability	11,126	12,362	10,022	13,633	9,722	12,649	14,864	25,420	47,143	62,655
Group life	5,859	6,954	5,344	6,681	6,702	5,883	10,898	18,561	24,838	42,044

Total	$34,104	$39,994	$28,209	$47,293	$33,740	$40,120	$43,949	$85,738	$149,600	$203,547

Ratios:
Loss ratio (a)	69.0%	67.5%	69.1%	75.3%	69.9%	69.1%	76.3%	77.4%	70.4%	73.3%
Expense ratio (b)	35.7%	34.8%	35.1%	29.8%	34.4%	34.5%	32.5%	27.6%	33.7%	32.1%
Investment yield (1)	6.32%	6.25%	6.17%	6.47%	6.15%	6.29%	6.14%	6.12%	6.31%	6.19%
Real estate investment income (1)	$215	$1,130	$—	$—	$—	$2,560	$—	$—	$1,345	$2,560

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

($ in thousands)	For the Three Months Ended								For the Year Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2006	December 31, 2005
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	7,494	6,881	7,710	13,850	6,963	6,872	6,624	7,335	35,935	27,794
Net realized gains (losses) on investments	116,720	(2,675)	2,272	(4,452)	(8,301)	11,965	4,079	492	111,865	8,235
Amortization of deferred gain on disposal of businesses	9,017	9,428	10,022	8,833	7,155	11,706	11,784	11,863	37,300	42,508
Fees and other income	(148)	703	127	—	1,051	100	178	103	682	1,432

	133,083	14,337	20,131	18,231	6,868	30,643	22,665	19,793	185,782	79,969

Benefits, losses and expenses:
Policyholder benefits	—	—	5	—	—	54,148	7,795	—	5	61,943
Selling, underwriting, general and administrative expenses	32,995	17,678	15,764	16,639	37,381	20,843	16,938	20,893	83,076	96,055
Interest expense	15,306	15,307	15,315	15,315	15,315	15,315	15,314	15,314	61,243	61,258

	48,301	32,985	31,084	31,954	52,696	90,306	40,047	36,207	144,324	219,256

Loss before income taxes and cumulative effect of change in accounting principle	84,782	(18,648)	(10,953)	(13,723)	(45,828)	(59,663)	(17,382)	(16,414)	41,458	(139,287)
Income taxes	32,910	(5,552)	(4,059)	(6,176)	(55,829)	(27,762)	(9,222)	(3,034)	17,123	(95,847)

Net operating (loss) income before cumulative effect of change in accounting principle	51,872	(13,096)	(6,894)	(7,547)	10,001	(31,901)	(8,160)	(13,380)	24,335	(43,440)
Cumulative effect of change in accounting principle	—	—	—	1,547	—	—	—	—	1,547	—

Net operating (loss) income	$51,872	$(13,096)	$(6,894)	$(6,000)	$10,001	$(31,901)	$(8,160)	$(13,380)	$25,882	$(43,440)

Real estate investment income	$—	$—	$—	$4,857	$—	$—	$—	$—	$4,857	$—

Corporate and Other Reconciliation

Assurant Corporate and Other Segment Net Operating Income	$51,872	$(13,096)	$(6,894)	$(6,000)	$10,001	$(31,901)	$(8,160)	$(13,380)	$25,882	$(43,440)
Adjustments, net of tax:
Amortization of deferred gain on disposal of businesses	(5,861)	(6,128)	(6,514)	(5,741)	(4,651)	(7,609)	(7,660)	(7,711)	(24,244)	(27,631)
Interest expense	9,949	9,950	9,955	9,955	9,955	9,955	9,954	9,954	39,809	39,818
Net realized (gains) losses on investments	(75,868)	1,739	(1,477)	2,894	5,396	(9,794)	(2,651)	(320)	(72,712)	(7,369)
Excess of loss reinsurance program (1995-1997)	—	—	—	—	—	35,060	5,203	—	—	40,263
Expenses directly related to the secondary public offering	—	—	—	—	—	—	—	1,040	—	1,040
Cumulative effect of change in accounting principle	—	—	—	(1,547)	—	—	—	—	(1,547)	—

Corporate and other per Reconciliation of Net Operating Income to Net Income (page 5)	$(19,908)	$(7,535)	$(4,930)	$(439)	$20,701	$(4,289)	$(3,314)	$(10,417)	$(32,812)	$2,681

Assurant, Inc. and Subsidiaries
Summary of Net Operating Income Disclosed Items - (Note 1)
Income / (Expense) Items
(unaudited)

	For the Three Months Ended
($ in millions, after-tax)	December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
	$	EPS	$	EPS	$	EPS	$	EPS	$	EPS	$	EPS	$	EPS	$	EPS
Assurant Solutions:
Closed block of extended service contracts (d)	$—	—	$5.4	0.04	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
Expense on sale of US pre-need independent franchise (f)	$—	—	$—	—	$(0.7)	(0.01)	$(1.3)	(0.01)	$(3.9)	(0.03)	$—	—	$—	—	$—	—
Assurant Specialty Property:
Additional reinsurance premiums (a)	$—	—	$—	—	$—	—	$—	—	$(5.9)	(0.04)	$(11.1)	(0.08)	$—	—	$—	—
Client related settlements (e)	$5.5	0.04	$—	—	$—	—	$—	—	$—	—	$6.5	0.05	$—	—	$4.6	0.03
Processing fees for the National Flood Insurance Program (e)	$—	—	$0.3	0.00	$1.3	0.01	$5.2	0.04	$11.3	0.09	$—	—	$—	—	$—	—
Catastrophe losses, net of reinsurance (e)	$—	—	$—	—	$(4.5)	(0.03)	$—	—	$(11.4)	(0.09)	$(20.2)	(0.15)	$—	—	$—	—
Assurant Health:
Legal related settlements (f)	$—	—	$2.6	0.02	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
Higher than normal technology and marketing expense (f)	$—	—	$—	—	$—	—	$—	—	$(6.5)	(0.05)	$—	—	$—	—	$—	—
Assurant Corporate and Other:
Adjustment to deferred gains on disposal of businesses (c)	$—	—	$—	—	$—	—	$—	—	$(3.1)	(0.02)	$—	—	$—	—	$—	—
Assurant Foundation funding (f)	$(3.3)	(0.03)	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
Change in certain tax liabilities (g)	$(6.2)	(0.05)	$—	—	$—	—	$—	—	$39.4	0.30	$—	—	$5.5	0.04	$—	—

Statement of Operations line impact:

(a)	Net earned premiums and other considerations

(b)	Net investment income

(c)	Amortization of deferred gains on sale of businesses

(d)	Fees and other income

(e)	Policyholder benefits

(f)	Selling, underwriting, general and administrative expenses

(g)	Income taxes

(Note 1) Schedule excludes investment income from real estate joint ventures, which are shown separately in the Consolidated and Segment statements of operations.